Exhibit 10.4

PHOTOWORKS, INC.

INVESTOR RIGHTS AGREEMENT

May 30, 2006

PHOTOWORKS, INC.

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (the “Agreement”) is made as of the 30th day of May, 2006 by and among PhotoWorks, Inc., a Washington corporation (the “Company”), and the investors set forth on the signature pages hereto (the “Investors”).

WHEREAS, the Company has sold to the Investors notes in the principal amount of $2,500,000 convertible into either (i) a new class of equity security of the Company convertible into Common Stock of the Company or (ii) Common Stock (the “Convertible Notes”), as provided by the terms of the Note, and warrants to purchase shares of Common Stock (the “Warrants”); and

WHEREAS, the Investors desire the Company to register under the Securities Act of 1933 the shares of Common Stock to be received by them upon conversion of the Note or upon conversion of the class of equity security to be received by the Investors upon conversion of the Note (the “Conversion Shares”) and the exercise of the Warrants (the “Warrant Shares”);

AGREEMENT

The parties hereby agree as follows:

1.	Registration Rights. The Company and the Investors covenant and agree as follows:
	1.1	Definitions. For purposes of this Section 1:

(a)           The term “Affiliated Fund” means, with respect to a Holder that is a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company.

(b)          The term “Bylaws” means the Company’s bylaws as amended from time to time.

(c)           The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

(d)          The term “Form SB-2” means Form SB-2 under the Securities Act or such other form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act.

(e)           The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.9 of this Agreement.

(f)           The term “Major Investor” means an Investor who holds more than 10% of the outstanding shares of Common Stock of the Company on a fully diluted basis.

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(g)           The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h)          The term “Registrable Securities” means (i) the Conversion Shares, other than shares for which registration rights have terminated pursuant to Section 1.10 hereof; (ii) the Warrant Shares, other than shares for which registration rights have terminated pursuant to Section 1.10 hereof, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii), excluding in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the Holder thereof is entitled to exercise any right provided in Section 1 in accordance with Section 1.10 below.

(i)           The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(j)           The term “Registration Statement” means the registration statement filed by the Company pursuant to Section 1.2 below.

(k)           The term “Restated Articles” means the Company’s Third Amended and Restated Articles of Incorporation, as such may be amended or restated from time to time.

(l)	The term “SEC” means the Securities and Exchange Commission.

(m)         The term “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.2	Form SB-2 Registration.

(a)           The Company shall use commercially reasonable efforts to effect a registration covering the Registrable Securities on Form  SB-2 and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of the Registrable Securities; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2 in any jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already qualified to do business or subject to service of process in that jurisdiction.

(b)          Subject to the foregoing, the Company (i) shall file a registration statement covering the Registrable Securities no later than ninety (90) days following the consummation

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of the equity financing contemplated by the Note, and (ii) use commercially reasonable efforts to have this Registration Statement declared effective as promptly as practicable but in no event no later than one hundred twenty (120) days following the initial filing of the registration.

(c)           Notwithstanding the preceding Section 1.2(b) or any other provision in this Agreement, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled to suspend the use of the prospectus that is part of the Registration Statement for periods not to exceed the lesser of (i) an aggregate of thirty (30) days in any ninety-day (90-day) period or (ii) an aggregate of sixty (60) days in any twelve-month (12-month) period.

1.3          Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           Prepare and file with the SEC a registration statement with respect to the Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for up to two (2) years, or until the distribution described in such registration statement is completed, if earlier.

(b)          Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to two (2) years, or until the distribution described in such registration statement is completed, if earlier.

(c)           Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)          Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction unless the Company is already qualified to do business or subject to service of process in that jurisdiction.

(e)           Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

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(f)           Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(g)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement).

(h)           Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(i)            Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

1.4          Information From Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.5          Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company; provided that the Company shall not be required to pay for the fees and disbursements of counsel for the selling Holders except for up to $15,000 in fees to one counsel reasonably acceptable to all the Major Investors.

1.6          Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7          Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)           To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder, each officer, director, member, agent and Affiliated Fund of such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged

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omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter, officer, director, member, agent, Affiliated Fund or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, officer, director, member, agent, Affiliated Fund or controlling person.

(b)          To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will

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not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(d)          If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 1.7(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)           The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any registration of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.8	Reports Under the Exchange Act.

(a)         With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form SB-2, the Company agrees, subject to the limitations of Section 1.8(b) below, to:

(i)          make and keep public information available, as those terms are understood and defined in SEC Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(ii)         take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form SB-2 for the sale of their Registrable Securities;

(iii)        file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iv)        furnish to any Holder upon request, so long as the Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form SB-2, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

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1.9          Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) of at least one million (1,000,000) shares of such securities (subject to adjustment for stock splits, stock dividends, reclassification or the like) (or if the transferring Holder owns less than one million (1,000,000) shares of such securities, then all Registrable Securities held by the transferring Holder), (ii) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder, or (iii) that is an Affiliated Fund, provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.10        Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) the second (2nd) anniversary of the effective date of the registration statement filed pursuant to this Section 1, (ii) at such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Holders' shares during a three-month period without registration, or (iii) upon termination of the entire Agreement, as provided in Section 4.1.

2.	Covenants of the Company.

2.1          Delivery of Financial Statements. The Company shall deliver to each Major Investor (other than a Major Investor reasonably deemed by the Company to be a competitor of the Company) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company and reasonably acceptable to the Major Investors then holding at least a majority of the shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock then held by all Major Investors (assuming full conversion and exercise of all convertible or exercisable securities and including shares of Common Stock issuable to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan approved by the Board of Directors).

2.2          Right of First Offer. Subject to the terms and conditions specified in this Section 2.2, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.2, Major Investor includes any general partners, managing members or affiliates of a Major Investor, including Affiliated Funds. A Major Investor who chooses to exercise the right of first offer may designate as

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purchasers under such right itself or its partners or affiliates, including Affiliated Funds, in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a)           The Company shall deliver a notice (the “RFO Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b)          Within fifteen (15) calendar days after delivery of the RFO Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the sum of the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten-day (10-day) period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

(c)           The Company may, during the forty-five-day (45-day) period following the expiration of the period provided in subsection 2.2(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d)          The right of first offer in this Section 2.2 shall not be applicable to (i) the issuance of securities in connection with stock dividends, stock splits or similar transactions; (ii) the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors of the Company, directly or pursuant to a stock option plan, restricted stock purchase plans or other stock plan approved by the Board of Directors; (iii) the issuance of securities to financial institutions, equipment lessors, brokers or similar persons in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board of Directors; (iv) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities that are outstanding immediately following the Second Closing, including without limitation, warrants, notes or options; (v) the issuance of securities in connection with bona fide acquisition, merger or similar transaction, the terms of which are approved by the Board of Directors; (vi) the issuance of securities to an entity as a component of any business relationship with such entity primarily for the purpose of (A) joint venture, technology licensing or development activities, (B) distribution, supply or manufacture of the Company’s products or services, or (C) any other

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arrangements involving corporate partners that are primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved by the Board of Directors; or (vii) the issuance of securities with the affirmative vote of the Major Investors then holding at least two-thirds of the shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock then held by all Major Investors. In addition to the foregoing, the right of first offer in this Section 2.2 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

2.3          Termination of Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect (i) with respect to an Investor, immediately following the date such Investor ceases to be a Major Investor, or (ii) upon termination of the entire Agreement as provided in Section 3.1.

3.	Miscellaneous.

3.1          Termination. This Agreement shall terminate, and have no further force and effect, when the Company shall consummate a transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of the Company pursuant to the Restated Articles.

3.2          Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

3.3          Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including the permitted transferees of any of the Notes or Warrants, or any Common Stock issued upon conversion or exercise thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.4          Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company; provided, that in the event that such amendment or waiver adversely affects the obligations and/or rights of an Investor in a different manner than the other Investors, such amendment or waiver shall also require the written consent of such Investor.

4.5          Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or facsimile number as set forth on the signature pages hereto or as subsequently modified by written notice.

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4.6          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7          Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of laws.

4.8          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.9          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.10        Aggregation of Stock and Principal Balances. All shares of the Common Stock issued or issuable upon conversion of the Notes, exercise of the Warrants, or held or hereafter acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

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The parties have executed this Investor Rights Agreement as of the date first above written.

COMPANY:

PHOTOWORKS, INC.

a Washington corporation

By:

Name: Philippe Sanchez

Title: President and Chief Executive Officer

Address:	PhotoWorks, Inc.

71 Columbia Street

Seattle, Washington 98104

Attn: Chief Executive Officer

Facsimile:	(206) 284-8732

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

SUNRA CAPITAL HOLDINGS, LTD.

By:

Name: __________________________

Title: __________________________

Address:50 California Street, Suite 1500

San Francisco, CA 94111

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

CALIFORNIA PACIFIC CAPITAL LLC

By:

Name:  Joseph Waechter

Title:    Manager

Address: 50 California Street

Suite 1500

San Francisco, CA 94111
Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

THE STEPHEN CHANDLER FAMILY TRUST

By:

Name: Steve Chandler__________________________

Title: Trustee__________________________

Address:                                                            1592 Virginia Road

San Marino, CA 91108-1934

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

MATINICUS LP

By:

Name: __________________________

Title: __________________________

Address:                                                             187 Foreside Road

Falmouth, ME 04105

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

KENT JOHNSON

Address:177 Riverside Avenue, Suite F-1050

Newport, CA 92663

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

JEFFREY HARVEY (IRA)

By:

Name:

Title:

Address:c/o Janney Montgomery Scott LLC

1801 Market Street

                    Philadelphia, PA 19103

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

THE TINA P. AND TIMOTHY W. GOODWIN MARITAL TRUST

By:

Name:

Title:

Address:                                                                     P.O. Box 5330

Saipan, MP 96950

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

MARK ABELSON

Address:                                                              8 Ridgecrest Terrace

San Mateo, CA 94402

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

JOHN C. JONES

Address:                                                     Box 10001, PMB 495

Saipan, MP 96950

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS:

PHILIPPE SANCHEZ

Address:                                                          6924 SE Allen Street

Mercer Island, WA 98040

Facsimile:

SIGNATURE PAGE TO PHOTOWORKS, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A

INVESTORS

Name	Source of Shares	No. of Shares of Registrable Securities
Sunra Capital Holdings, Ltd.	Note	200,000
	Warrants	100,000
California Pacific Capital LLC	Notes	500,000
	Warrants	250,00
California Pacific Capital LLC	Notes	500,000
	Warrants	250,000
The Stephen Chandler Family Trust	Notes	150,000
	Warrants	75,000
Matinicus LP	Notes	75,000
	Warrants	37,500
Matinicus LP	Notes	150,000
	Warrants	75,000
Matinicus LP	Notes	150,000
	Warrants	75,000
Kent Johnsen	Notes	100,000
	Warrants	50,000
Jeff Harvey (IRA)	Notes	50,000
	Warrants	25,000
The Tina P. and Timothy W. Goodwin Marital Trust	Notes	250,000
	Warrants	125,000
Mark Abelson	Notes	100,000
	Warrants	50,000
John C. Jones	Notes	50,000
	Warrants	25,000
California Pacific Capital LLC	Notes	125,000
	Warrants	62,500
Philippe Sanchez	Notes	100,000
	Warrants	50,000

A1